KATY INDUSTRIES, INC.

                          BY-LAWS
                 ___________________________

                          ARTICLE I

                           OFFICES

    Section 1.     The registered office
  shall be in the city of Wilmington,
  County of New Castle, State of
  Delaware.

     Section 2.     The corporation may
  also have offices at such other
  places both within and without the
  State of Delaware as the board of
  directors may from time to time
  determine or the business of the
  corporation may require.

                          ARTICLE 11

                   MEETING OF STOCKHOLDERS

   Section 1.     All meetings of the
  stockholders for the election of
  directors shall be held in Elgin,
  Illinois, at such place as may be
  fixed from time to time by the board
  of directors, or at such other place
  either within or without the State of
  Delaware as shall be designated from
  time to time by the board of
  directors and stated in the notice of
  the meeting. Meetings of stockholders
  for any other purpose may be held at
  such time and place, within or
  without the State of Delaware, as
  shall be stated in the notice of the
  meeting or in duly executed waiver of
  notice thereof.

     Section 2.     Annual Meetings of
  stockholders shall be held on the
  third Wednesday in May in each year
  if not a legal holiday, and if a
  legal holiday, then on the next
  secular day following, at 10.00 A.M.
  or at such other date and time as
  shall be designated from time to
  time by the board of directors and
  stated in the notice of the meeting,
  for the purpose of electing directors
  in the manner provided in these by-laws
  and for the transaction of such
  other business as may properly come
  before the meeting.

     Section 3.     Written notice of the
  annual meeting stating the place,
  date and hour of the meeting shall
  be given to each stockholder entitled
  to vote at such meeting not less
  than ten or more than sixty days
  before the date of the meeting,


     Section 4.     The officer who has
  charge of the stock ledger of the
  corporation shall prepare and make,
  at least ten days before every
  meeting of stockholders, a complete
  list of the stockholders entitled to
  vote at the meeting, arranged in
  alphabetical order, and showing the
  address of each stockholder and the
  number of shares registered in the
  name of each stockholder.  Such list
  shall be open to the examination of
  any stockholder, for any purpose
  germane to the meeting, during
  ordinary business hours, for a period
  of at least ten days prior to the
  meeting, either at a place within
  the city where the meeting is to he
  held, which place shall be specified
  in the notice of the meeting, or,
  if not so specified, at the place
  where the meeting is to be held.
  The list shall also be produced and
  kept at the time and place of the
  meeting during the whole time
  thereof, and may be inspected by any
  stockholder who is present.

     Section 5.     Special meetings of
  the stockholders for any purpose or
  purposes, unless otherwise prescribed
  by statute or by the certificate of
  incorporation, may be called by the
  chairman and shall be called by the
  chairman or secretary at the request
  in writing of a majority of the
  board of directors, or at the
  request in writing of stockholders
  owning a majority in amount of the
  entire capital stock of the
  corporation issued and outstanding
  and entitled to vote.  Such request
  shall state the purpose or purposes
  of the proposed meeting,

     Section 6.     Written notice of a
  special meeting stating the place,
  date and hour of the meeting and
  the purpose or purposes for which
  the meeting is called, shall be
  given not less than ten nor more
  than sixty days before the date of
  the meeting, to each stockholder
  entitled to vote at such meeting.

     Section 7.     Business transacted at
  any special meeting of stockholders
  shall be limited to the purposes
  stated in the notice.

     Section 8.     The holders of a
  majority of the stock issued and
  outstanding and entitled to vote
  thereat, present in person or
  represented by proxy, shall
  constitute a quorum at all meetings
  of the stockholders for the
  transaction of business except as
  otherwise provided by statute or by
  the certificate of incorporation.
  If, however, such quorum shall not
  be present or represented at any
  meeting of the stockholders, the
  stockholders entitled to vote
  thereat, present in person or
  represented by proxy, shall have
  power to adjourn the meeting from
  time to time, without notice other
  than announcement at the meeting,
  until a quorum shall be present or
  represented.  At such adjourned
  meeting, at which a quorum shall be
  present or represented, any business
  may be transacted which might have
  been transacted at the meeting as
  originally notified.  If the
  adjournment is for more than thirty
  days, or if after the adjournment a
  new record date is fixed for the
  adjourned meeting, a notice of the
  adjourned meeting shall be given to
  each stockholder of record entitled
  to vote at the meeting.

        Section 9.     When a quorum is
  present at any meeting, the vote of
  the holders of a majority of the
  stock having voting power present in
  person or represented by proxy shall
  decide any question brought before
  such meeting, unless the question is
  one upon which by express provision
  of the statutes or of the
  certificate of incorporation, a
  different vote is required in which
  case such express provision shall
  govern and control the decision of
  such question.

     Section 10.    Each stockholder shall
  at every meeting of the stockholders
  be entitled to one vote in person
  or by proxy for each share of the
  capital stock having voting power
  held by such stockholder, but no
  proxy shall be voted on after three
  years from its date, unless the
  proxy provides for a longer period.

     Section 11.    Whenever the vote of
  stockholders at a meeting thereof is
  required or permitted to be taken
  for or in connection with any
  corporate action, by any provision of
  the statute, the meeting and vote of
  stockholders may be dispensed with if
  all the stockholders who would have
  been entitled to vote upon the
  action if such meeting were held
  shall consent in writing to such
  corporate action being taken; or,
  unless otherwise provided in the
  certificate of incorporation, any
  action required to be taken at any
  annual or special meeting of
  stockholders of a corporation or any
  action which may be taken at any
  annual or special meeting of such
  stockholders, may be taken without a
  meeting, without prior notice and
  without a vote, if a consent in
  writing, setting forth the action so
  taken, shall be signed by the
  holders of outstanding stock having
  not less than the minimum number of
  votes that would be necessary to
  authorize or take such action at a
  meeting at which all shares entitled
  to vote thereon were present and
  voted.

     Section 12.    Only persons who are nominated in
  accordance with the procedures set forth in this Section
  12 shall be eligible for election as directors.
  Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 12. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 50 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such persons, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director of elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the board of directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No later than the tenth day following the date of receipt of a stockholder nomination submitted pursuant to this Section
  12, the chairman of the board of directors of the corporation shall, if the facts warrant, determine and notify in writing the stockholder making such nomination that such nomination was not made in accordance with the time limits and/or other procedures prescribed by the by-laws. If no such notification is mailed to such stockholder within such ten-day period, such nomination shall be deemed to have been made in accordance with the provisions of this Section 12. No person shall be eligible for election as directors of the corporation unless nominated in accordance with the procedures set forth in this Section 12.

     Section 13.    At any Annual Meeting or special
  meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an Annual
  Meeting or special meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an Annual Meeting or special meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting or special meeting was mailed or such public disclosure was made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the Annual
  Meeting or Special Meeting (a) a brief description of the business desired to be brought before the Annual Meeting or special meeting and the reasons for conducting such business at the Annual Meeting or special meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. No later than the tenth day following the date of receipt of a shareholder notice pursuant to this Section 13, the chairman of the board of directors of the corporation shall, if the facts warrant, determine and notify in writing the stockholder submitting such notice that such notice was not made in accordance with the time limits and/or other procedures prescribed by the by-laws. If no such notification is mailed to such stockholder within such ten-day period, such shareholder notice containing a matter of business shall be deemed to have been made in accordance with the provisions of this Section 13. Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at an Annual Meeting or special meeting except in accordance with the procedures set forth in this Section 13.


                         ARTICLE III

                          DIRECTORS

     Section 1.
  The board of
  directors, which shall constitute the
  whole board, shall be twelve members
  effective June 29, 1994.  Each
  director shall hold office until the
  next Annual Stockholders Meeting or
  until such director's successors
  shall have been duly elected and
  qualified or until such director's
  earlier resignation or removal.
  Directors need not be stockholders of
  the corporation.

     Section 2.     Vacancies and newly
  created directorships resulting from
  any increase in the authorized number
  of directors may be filled by a
  majority of the directors then in
  office, though less than a quorum,
  or by a sole remaining director.
  The directors so chosen shall hold
  office until the next election of
  the class for which such directors
  shall have been chosen and until
  their successors shall be elected and
  qualified, unless sooner displaced.
  If there are no directors in office
  then an election of directors may be
  held in the manner provided by
  statute.  If, at the time of
  filling any vacancy or any newly
  created directorship, the directors
  then in office shall constitute less
  than a majority of the whole board
  (as constituted immediately prior to
  any such increase), the Court of
  Chancery may, upon application of any
  stockholder or stockholders holding
  at least ten percent of the total
  number of the shares at the time
  outstanding having the right to vote
  for such directors, summarily order
  an election to be held to fill any
  such vacancies or newly created
  directorships, or to replace the
  directors chosen by the directors
  then in office.

         Section 3.     The business of the
  corporation shall be managed by its
  board of directors which may exercise
  all such powers of the corporation
  and do all such lawful acts and
  things as are not by statute or by
  the certificate of incorporation or
  by these by-laws directed or required
  to be exercised or done by the
  stockholders.

              MEETINGS OF THE BOARD OF DIRECTORS

         Section 4.     The board of directors
  of the corporation may hold meetings,
  both regular and special, either
  within or without the State of
  Delaware.

         Section 5.     The first meeting of
  each newly elected board of directors
  shall be held at such time and
  place as shall be fixed by the vote
  of the stockholders at the annual
  meeting and no notice of such
  meeting shall be necessary to the
  newly elected directors in order
  legally to constitute the meeting,
  provided a quorum shall be present.
  In the event of the failure of the
  stockholders to fix the time or
  place of such first meeting of the
  newly elected board of directors, or
  in the event such meeting is not
  held at the time and place so fixed
  by the stockholders, the meeting
  may he held at such time and place
  as shall be specified in a notice
  given as hereinafter provided for
  special meetings of the board of
  directors, or as shall be specified
  in a written waiver signed by all
  of the directors.

         Section 6.     Regular meetings of the
  board of directors may be held
  without notice at such time and at
  such place as shall from time to
  time be determined by the board.

         Section 7.     Special meetings of the
  board may be called by the chairman
  on two days notice to each director,
  either in person or by telephone, by
  mail or by telegram; special meetings
  shall be called by the chairman or
  secretary in like manner and on like
  notice on the written request of two
  directors.

         Section 8.     At all meetings of the
  board a majority of the directors
  shall constitute a quorum for the
  transaction of business and the act
  of a majority of the directors
  present at any meeting at which
  there is a quorum shall be the act
  of the board of directors, except as
  may be otherwise specifically
  provided by statute or by the
  certificate of incorporation.  If a
  quorum shall not be present at any
  meeting of the board of directors,
  the directors present thereat may
  adjourn the meeting from time to
  time, without notice other than
  announcement at the meeting, until a
  quorum shall be present.

         Section 9.     Unless otherwise
  restricted by the certificate of
  incorporation or these by-laws, any
  action required or permitted to be
  taken at any meeting of the board
  of directors or any committee thereof
  may be taken without a meeting, if
  all members of the board or
  committee, as the case may be,
  consent thereto in writing, and the
  writing or writings are filed with
  the minutes of proceedings of the
  board or committee.


                   COMMITTEES OF DIRECTORS

         Section 10.    The board of
  directors may, by resolution passed
  by a majority of the whole board,
  designate one or more committees,
  each committee to consist of one or
  more of the directors of the
  corporation.  The board may designate
  one or more directors as alternate
  members of any committee, who may
  replace any absent or disqualified
  member at any meeting of the
  committee.  In the absence or
  disqualification of a member of a
  committee, the member or members
  thereof present at any meeting and
  not disqualified from voting, whether
  or not he or they constitute a
  quorum, may unanimously appoint
  another member of the board of
  directors to act at the meeting in
  the place of any such absent or
  disqualified member.  Any such
  committee, to the extent provided in
  the resolution of the board of
  directors, shall have and may
  exercise all the powers and authority
  of the board of directors in the
  management of the business and
  affairs of the corporation, and may
  authorize the seal of the corporation
  to be affixed to all papers which
  may require it; but no such
  committee shall have the power or
  authority in reference to amending
  the Certificate of Incorporation,
  adopting an agreement of merger or
  consolidation, recommending to the
  stockholders the sale, lease or
  exchange of all or substantially all
  of the corporation's property and
  assets, recommending to the
  stockholders a dissolution of the
  corporation or a revocation of a
  dissolution or amending the by-laws
  of the corporation; and, unless the
  resolution expressly so provides, no
  such committee shall have the power
  or authority to declare a dividend
  or to authorize the issuance of
  stock.  Such committee or committees
  shall have such name or names as
  may be determined from time to time
  by resolution adopted by the board
  of directors.

         Section 11.    Each committee shall
  keep regular minutes of its meetings
  and report the same to the board of
  directors when required.

                  COMPENSATION OF DIRECTORS

         Section 12.    The directors may be
  paid their expenses, if any, of
  attendance at each meeting of the
  board of directors and may be paid
  a fixed sum for attendance at each
  meeting of the board of directors or
  a stated salary as director.  No
  such payment shall preclude any
  director from serving the corporation
  in any other capacity and receiving
  compensation therefor. Members of
  special or standing committees may be
  allowed like compensation for
  attending committee meetings.

                          ARTICLE IV

                           NOTICES

         Section 1.     Whenever, under the
  provisions of the statutes or of the
  certificate of incorporation or of
  these by-laws, notice is required to
  be given to any director or
  stockholder, it shall not be
  construed to mean personal notice,
  but such notice may be given in
  writing, by mail, addressed to such
  director or stockholder, at his
  address as it appears on the records
  of the corporation, with postage
  thereon prepaid, and such notice
  shall be deemed to be given at the
  time when the same shall be
  deposited in the United States mail.
  Notice to directors may also be
  given by telegram.

         Section 2.     Whenever any notice is
  required to be given under the
  provisions of the statutes or of the
  certificate of incorporation or of
  these by-laws, a waiver thereof in
  writing, signed by the person or
  persons entitled to said notice,
  whether before or after the time
  stated therein, shall be deemed
  equivalent thereto.

                        ARTICLE V

                           OFFICERS

                                  Section 1.
  The officers of the
  corporation shall be chosen by the
  board of directors and shall be a
  chairman of the board, a vice-chairman of the board, a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers.
  Any number of offices may be held
  by the same person, unless the
  certificate of incorporation or these
  by laws otherwise provide.

         Section 2.     The board of directors
  at its first meeting for each annual
  meeting of stockholders shall choose
  a chairman of the board, a vice-chairman, a president, one or more vice-presidents, a secretary and a treasurer.

         Section 3.     The board of directors
  may appoint such other officers and
  agents as it shall deem necessary
  who shall hold their offices for
  such terms and shall exercise such
  powers and perform such duties as
  shall be determined from time to
  time by the board.

         Section 4.     The salaries of all
  officers and agents of the
  corporation shall be fixed by the
  board of directors.

         Section 5.     The officers of the
  corporation shall hold office until
  their successors are chosen and
  qualify.  Any officer elected or
  appointed by the board of directors
  may be removed at any time by the
  affirmative vote of a majority of
  the board of directors.  Any vacancy
  occurring in any office of the
  corporation shall be filled by the
  board of directors.

         Section 6.     The chairman of the
  board shall be the chief executive
  officer of the corporation and shall
  preside at all meetings of the board
  of directors and of the executive
  committee and at all meetings of
  stockholders.  He shall have general
  and active management of the business
  of the corporation and shall see
  that all orders and resolutions of
  the board and the executive committee
  are carried into effect.  He shall
  execute bonds, mortgages and other
  contracts requiring a seal, under the
  seal of the corporation, except when
  required or permitted by law to be
  otherwise signed and executed and
  except where the signing and
  execution thereof shall be expressly
  delegated by the board of directors
  to some other officer or agent of
  the corporation.

         Section 7.     The vice-chairman, in
  the absence of the chairman of the
  board or in the event of his
  inability or refusal to act, shall
  perform the duties of the chairman,
  and whom so acting, shall have the
  power of and be subject to all the
  restrictions of the chairman.  He
  shall perform such other duties and
  have such other powers as the board
  of directors may from time to time
  prescribe.

         Section 8.     The president shall be
  the chief operating officer of the
  corporation and shall perform such
  duties and have such powers as the
  board of directors may from time to
  time prescribe.

                     THE VICE-PRESIDENTS

         Section 9.     In the absence of the
  president or in the event of his
  inability or refusal to act, the
  vice-president (or in the event there
  be more than one vice-president, the
  vice-presidents in the order
  designated, or in the absence of any
  designation, then in the order of
  their election) shall perform the
  duties of the president, and when so
  acting, shall have all the powers of
  and be subject to all the
  restrictions upon the president.  The
  vice-presidents shall perform such
  other duties and have such other
  powers as the board of directors may
  from time to time prescribe.

                 THE SECRETARY AND ASSISTANT
                         SECRETARIES

         Section 10.    The secretary shall
  attend all meetings of the board of
  directors and all meetings of the
  stockholders and record the
  proceedings of the meetings of the
  corporation and of the board of
  directors in a book to be kept for
  that purpose and shall perform like
  duties for the standing committees
  when required.  He shall give, or
  cause to be given, notice of all
  meetings of the stockholders and
  special meetings of the board of
  directors, and shall perform such
  other duties as may be prescribed by
  the board of directors or chairman,
  under whose supervision he shall be.
  He shall have custody of the
  corporate seal of the corporation and
  he, or an assistant secretary, shall
  have authority to affix the same to
  any instrument requiring it and when
  so affixed, it may be attested by
  his signature or by the signature of
  such assistant secretary. The board
  of directors may give general
  authority to any other officer to
  affix the seal of the corporation
  and to attest the affixing by his
  signature.

         Section 11.    The assistant
  secretary, or if there be more than
  one, the assistant secretaries in the
  order determined by the board of
  directors (or if there be no such
  determination, then in the order of
  their election), shall, in the
  absence of the secretary or in the
  event of his inability or refusal to
  act, perform the duties and exercise
  the powers of the secretary and
  shall perform such other duties and
  have such other powers as the board
  of directors may from time to time
  prescribe.


                 THE TREASURER AND ASSISTANT
                          TREASURERS


         Section 12.    The treasurer shall
  have the custody of the corporate
  funds and securities and shall keep
  full and accurate accounts of
  receipts and disbursements in books
  belonging to the corporation and
  shall deposit all moneys and other
  valuable effects in the name and to
  the credit of the corporation in
  such depositories as may be
  designated by the board of directors.

         Section 13.    He shall disburse the
  funds of the corporation as may be
  ordered by the board of directors,
  taking proper vouchers for such
  disbursements, and shall render to
  the president and the board of
  directors, at its regular meetings,
  or when the board of directors so
  require, an account of all his
  transactions as treasurer and of the
  financial condition of the
  corporation.

         Section 14.    If required by the
  board of directors, he shall give
  the corporation a bond (which shall
  be renewed every six years) in such
  sum and with such surety or sureties
  as shall be satisfactory to the
  board of directors for the faithful
  performance of the duties of his
  office and for the restoration to
  the corporation, in case of his
  death, resignation, retirement or
  removal from office, of all books,
  papers, vouchers, money and other
  property of whatever kind in his
  possession or under his control
  belonging to the corporation.

         Section 15.    The assistant
  treasurer, or if there shall be more
  than one, the assistant treasurers in
  the order determined by the board of
  directors (or if there be no such
  determination, then in the order of
  their election), shall, in the
  absence of the treasurer or in the
  event of his inability or refusal to
  act, perform such other duties and
  have such other powers as the board
  of directors may from time to time
  prescribe.

                          ARTICLE VI

                    CERTIFICATES OF STOCK

   Section 1.     Every holder of stock
  in the corporation shall he entitled
  to have a certificate, signed by or
  in the name of the corporation by,
  the chairman or vice-chairman of the
  board of directors, the president or
  a vice-president and the treasurer or
  an assistant treasurer, or the
  secretary or an assistant secretary
  of the corporation, certifying the
  number or shares owned by him in
  the corporation.

         Section 2.     Where a certificate is
  countersigned (1) by a transfer agent
  other than the corporation or its
  employee, or, (2) by a registrar
  other than the corporation or its
  employee, the signatures of the
  officers of the corporation may be
  facsimiles.  In case any officer who
  has signed or whose facsimile
  signature has been placed upon a
  certificate shall have ceased to be
  such officer before such certificate
  is issued, it may be issued by the
  corporation with the same effect as
  if he were such officer at the date
  of issue.

                      LOST CERTIFICATES

   Section 3.     The board of directors
  may direct a new certificate or
  certificates to be issued in place
  of any certificate or certificates
  theretofore issued by the corporation
  alleged to have been lost, stolen or
  destroyed.  When authorizing such
  issue of a new certificate or
  certificates, the board of directors,
  may, in its discretion as a
  condition precedent to the issuance
  thereof, require the owner of such
  lost, stolen or destroyed certificate
  or certificates, or his legal
  representative, to advertise the same
  in such manner as it shall require
  and/or to give the corporation a
  bond in such sum as it may direct
  as indemnity against any claim that
  may be made against the corporation
  with respect to the certificate
  alleged to have been lost, stolen or
  destroyed.

                      TRANSFER OF STOCK

    Section 4.     Upon surrender to the
  corporation or the transfer agent of
  the corporation of a certificate for
  shares duly endorsed or accompanied
  by proper evidence of succession,
  assignment or authority to transfer,
  it shall be the duty of the
  corporation to issue a new
  certificate to the person entitled
  thereto, cancel the old certificate
  and record the transaction upon its
  books.

                      FIXING RECORD DATE

   Section 5.     In order that the
  corporation may determine the
  stockholders entitled to notice of or
  to vote at any meeting of
  stockholders or any adjournment
  thereof, or to express consent to
  corporate action in writing without a
  meeting, or entitled to receive
  payment of any dividend or other
  distribution or allotment of any
  rights, or entitled to exercise any
  rights in respect of any change,
  conversion or exchange of stock or
  for the purpose of any other lawful
  action, the board of directors may
  fix, in advance, a record date,
  which shall not be more that sixty
  nor less than ten days before the
  date of such meeting, nor more than
  sixty days prior to any other
  action.  A determination of
  stockholders of record entitled to
  notice of or to vote at a meeting
  of stockholders shall apply to any
  adjournment of the meeting; provided,
  however, that the board of directors
  may fix a new record date for the
  adjourned meeting.

                   REGISTERED STOCKHOLDERS

     Section 6.     The corporation shall
  be entitled to recognize the
  exclusive right of a person
  registered on its books as the owner
  of shares to receive dividends, and
  to vote as such owner, and to hold
  liable for calls and assessments a
  person registered on its books as
  the owner of shares, and shall not
  be bound to recognize any equitable
  or other claim to interest in such
  share or shares on the part of any
  other person, whether or not it
  shall have express or other notice
  thereof, except as otherwise provided
  by the laws of Delaware.

                         ARTICLE V11

                      GENERAL PROVISIONS

                          DIVIDENDS

     Section 1.     Dividends upon the
  capital stock of the corporation,
  subject to the provisions of the
  certificate of incorporation, if any,
  may be declared by the board of
  directors at any regular or special
  meeting, pursuant to law.  Dividends
  may be paid in cash, in property,
  or in shares of the capital stock,
  subject to the provisions of the
  certificate of incorporation.

         Section 2.     Before payment of any
  dividend, there may be set aside out
  of any funds of the corporation
  available for dividends such sum or
  sums as the directors from time to
  time, in their absolute discretion,
  think proper as a reserve or
  reserves to meet contingencies, or
  for equalizing dividends, or for
  repairing or maintaining any property
  of the corporation, or for such
  other purpose as the directors shall
  think conductive to the interest of
  the corporation, and the directors
  may modify or abolish any such
  reserve in the manner in which it
  was created.

                       ANNUAL STATEMENT

       Section 3  The board of
  directors shall present at each
  annual meeting, and at any special
  meeting of the stockholders when
  called for by vote of the
  stockholders, a full and clear
  statement of the business and
  condition of the corporation.

                            CHECKS

    Section 4.     All checks or demands
  for money and notes of the
  corporation shall be signed by such
  officer of officers or such other
  person or persons as the board of
  directors may from time to time
  designate.

                         FISCAL YEAR

   Section 5.     The fiscal year of the
  corporation shall be fixed by
  resolution of the board of directors.

                             SEAL

       Section 6.     The corporate seal
  shall have inscribed thereon the name
  of the corporation, the year of its
  organization and the words "Corporate
  Seal, Delaware".  The seal may be
  used by causing it or a facsimile
  thereof to be impressed or affixed
  or reproduced or otherwise.

                         ARTICLE VIII

                          AMENDMENTS

         Section 1. These by-laws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

                          ARTICLE IX

                       INDEMNIFICATION

         Section 1.     Limited Indemnification of Directors and
  Officers. Subject to the limitations of subsection (c) of this Section 1, the corporation shall indemnify each of its directors and officers to the extent set forth in subsection (a) and (b) hereof;

         (a) Action or Suit by or in the Right of the Corporation. Each director and officers of the corporation who was or is a party, or is threatened to be made a party,

              --to any threatened, pending or completed action
                or suit, by or in the right of the corporation, to procure a judgment in its favor,

              --by reason of the fact that he is or was a
                director or officer of the corporation, or is or was serving at the request of the corporation as a director, officers, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

  shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in, and not opposed to, the best interests of the corporation; provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the Court of chancery of Delaware, or the court in which such action or suit was brought, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of chancery or such other court shall deem proper.

         (b) Action or Suit Other Than by or in the Right of the Corporation. Each director or officer of the corporation who was or is a party, or is threatened to be made a party.

              --to any threatened, pending or completed action,
                suit or proceeding, whether civil, criminal, administrative or investigative (other than an action or suit by or in the right of the corporation),

              --by reason of the fact that he is or was a
                director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified against expenses (including attorneys' fees) judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the director or officer

              --did not act in good faith and in a manner which
                he reasonably believed to be in, or not opposed to, the best interests of the corporation, and

              --with respect to any criminal action or
                proceeding, had reasonable cause to believe that his conduct was unlawful.

         (c)  Limitations on Indemnification.  No
  indemnification shall be made by the corporation under subsections (a) and (b) of this Section 1 unless ordered by a court or it is determined in the specific case that indemnification of such director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) hereof. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding referred to, or (2) if such quorum is not obtainable, or even if obtainable, when a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         Section 2. General Indemnification of Directors and Officers. Any other provision of this Article IX to the contrary notwithstanding, to the extent that a director or officer of the corporation has been successful on the merits or otherwise in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 3. Advance Payment in Indemnification Cases. If authorized by the board of directors in any specific case, expenses incurred by any director or officer of the corporation in defending a civil or criminal action, suit or proceeding referred to in subsections (a) and (b) of said Section 1 may be paid by the corporation in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this
  Article IX.